LAND USE RIGHTS	12 Months Ended
Dec. 31, 2011
LAND USE RIGHTS
14.	LAND USE RIGHTS

The Group commenced the process to obtain land use rights for two pieces of land in Beijing in 2009, on which the Company plans to construct its new corporate headquarters and research and development center. In November 2009, the Company entered into an agreement with Zhongguancun Software Park Development Co., Ltd. (“ZSPD”), pursuant to which ZSPD agreed to develop the land in preparation for construction by the Company. As of December 31, 2010, the Company paid approximately $18,009 pursuant to the agreement with ZSPD and recorded as a prepaid land use rights on its consolidated balance sheets as of December 31, 2010.

In July 2011, the Group entered into a land use right transfer agreement with the Beijing Municipal Bureau of Land and Resources pursuant to which the Company acquired land use right with a 50-year term, for an additional consideration of approximately $5,025, plus related local levy of $151, paid in August and September 2011, respectively.

In respect of these agreements, the Group has recorded the aggregate amount of the consideration paid, amounting to $24,105 after an exchange rate effect of $920, for land use right. The Group reports the land use right at cost less accumulated amortization and amortizes the cost of the land use right on a straight-line basis over the 50-year term starting July 2011, based on the land use right certificate issued by the municipal government of Beijing Haidian District.

The Group recorded amortization expenses of nil and $220 for the years ended December 31, 2010 and 2011.